EXHIBIT 21

SONOCO PRODUCTS COMPANY AND CONSOLIDATED SUBSIDIARIES
SUBSIDIARIES OF THE REGISTRANT

1	2103393 Ontario, Inc., a 100%-owned foreign subsidiary, incorporated in Canada
2	Alvalon Empreendimentos e Participacoes Ltda., a 100%-owned foreign subsidiary, incorporated in Brazil
3	APEI UK Limited, a 100%-owned foreign subsidiary, incorporated in the United Kingdom
4	APEI Unlimited IOM, a 100%-owned foreign subsidiary, incorporated in Isle of Man
5	Beteiligungen Sonoco Deutschland Vermogensverwaltungsgesellschaft mbh, a 100%-owned foreign subsidiary, incorporated in Germany
6	Cap Liners Limited, a 100%-owned foreign subsidiary, incorporated in the United Kingdom
7	Capseals Limited, a 100%-owned foreign subsidiary, incorporated in the United Kingdom
8	Capseals Liners Limited, a 100%-owned foreign subsidiary, incorporated in the United Kingdom
9	Clear Lam Flexible Films (Nanjing) Co., Ltd., a 100%-owned foreign subsidiary, incorporated in China
10	Clear Pack Company, a 100%-owned domestic subsidiary, incorporated in Illinois
11	Colombiana P.M., LLC, a 100%-owned domestic subsidiary, incorporated in Delaware
12	Conitex Sonoco (Mexico), S. de R.L. de C.V., a 100% owned foreign subsidiary, incorporated in Mexico
13	Conitex Sonoco Hellas S.A., a 100% owned foreign subsidiary, incorporated in Greece
14	Conitex Sonoco Holding B.V., a 99.03% owned foreign subsidiary, incorporated in the Netherlands
15	Conitex Sonoco India Pvt. Ltd., a 99.03% owned foreign subsidiary, incorporated in India
16	Conitex Sonoco N.V., a 100%-owned foreign subsidiary, incorporated in Curacao
17	Conitex Sonoco Shanghai Ltd., a 99.03% owned foreign subsidiary, incorporated in China
18	Conitex Sonoco Suzhou Co. Ltd., a 99.03% owned foreign subsidiary, incorporated in China
19	Conitex Sonoco Taiwan Ltd., a 99.03% owned foreign subsidiary, incorporated in Taiwan
20	Conitex Sonoco USA, Inc., a 100%-owned domestic subsidiary, incorporated in North Carolina
21	Conitex Sonoco, Inc., a 100%-owned domestic subsidiary, incorporated in Delaware
22	Convex Mold, Inc., a 100%-owned domestic subsidiary, incorporated in Michigan
23	Corenso North America, a 100%-owned domestic subsidiary, incorporated in Delaware
24	Corenso Richmond, LLC a 100%-owned domestic subsidiary, incorporated in Delaware
25	Corepak Limited, a 100%-owned foreign subsidiary, incorporated in the United Kingdom
26	CP Acquisition, LLC, a 100%-owned domestic subsidiary, incorporated in South Carolina
27	Dezhou Recycle, Inc, a 99.03% owned foreign subsidiary, incorporated in China
28	Engraph Puerto Rico, Inc., a 100%-owned domestic subsidiary, incorporated in Delaware
29	Fair Lawn Packaging Services, LLC, a 100%-owned domestic subsidiary, incorporated in South Carolina
30	Famiglia 9 Empreendimentos e Participacoes Ltda., a 100%-owned foreign subsidiary, incorporated in Brazil
31	Friarsgate Studio Limited, a 100%-owned foreign subsidiary, incorporated in the United Kingdom
32	Graffo Paranaense De Embalagens, S.A., a 100%-owned foreign subsidiary, incorporated in Brazil
33	Grove Mill Paper Company Limited, a 99.9%-owned foreign subsidiary, incorporated in the United Kingdom
34	Gunther of America, Inc., a 100%-owned domestic subsidiary, incorporated in Delaware
35	Hartsville Corrugating, LLC, a 100%-owned domestic subsidiary, incorporated in South Carolina
36	Highland Packaging Solutions, LLC, a 100%-owned domestic subsidiary, incorporated in Florida
37	Inapel Embalagens Ltda., a 100%-owned foreign subsidiary, incorporated in Brazil
38	Industrial Machine Co., Inc., a 100%-owned domestic subsidiary, incorporated in Missouri
39	Innerpac Holding Company, a 100%-owned domestic subsidiary, incorporated in Delaware
40	Innerpac, LLC, a 100%-owned domestic subsidiary, incorporated in Delaware
41	Inversiones Sonoco Limitada, a 100%-owned foreign subsidiary, incorporated in Chile
42	Laminar Medica (CE) s.r.o., a 100%-owned foreign subsidiary, incorporated in the Czech Republic
43	Laminar Medica Limited, a 100%-owned foreign subsidiary, incorporated in the United Kingdom
44	Manufacturas Sonoco, S.A. de C.V., a 100%-owned foreign subsidiary, incorporated in Mexico

SONOCO PRODUCTS COMPANY AND CONSOLIDATED SUBSIDIARIES
SUBSIDIARIES OF THE REGISTRANT

45	Packaging Holdings, Inc., a 100%-owned domestic subsidiary, incorporated in Delaware
46	Papertech Dezhou Co. Ltd., a 99.03% owned foreign subsidiary, incorporated in China
47	Papertech S.L.U, a 100% owned foreign subsidiary, incorporated in Spain
48	Peninsula Packaging, LLC, a 100%-owned domestic subsidiary, incorporated in California
49	PenPack, LLC, a 100%-owned domestic subsidiary, incorporated in California
50	Penpack, S. de R.L. de C.V., a 100%-owned foreign subsidiary, incorporated in Mexico
51	PT Conitex Sonoco, a 99.95% owned foreign subsidiary, incorporated in Indonesia
52	PT Papertech Indonesia, a 99.03% owned foreign subsidiary, incorprated in Indonesia
53	PT Sonoco Indonesia, a 99.03%-owned foreign subsidiary, incorporated in Indonesia
54	RTS Embalajes de Argentina, a 100%-owned foreign subsidiary, incorporated in Argentina
55	RTS Embalajes de Chile LTDA, a 100%-owned foreign subsidiary, incorporated in Chile
56	RTS Empacques S. de R.L. de C.V., a 100%-owned foreign subsidiary, incorporated in Mexico
57	RTS Innerpac, Inc., a 100%-owned domestic subsidiary, incorporated in Delaware
58	RTS Packaging Foreign Holdings, LLC a 100%-owned domestic subsidiary, incorporated in Georgia
59	RTS Packaging, LLC a 100%-owned domestic subsidiary, incorporated in Delaware
60	Sebro Plastics, Inc., a 100%-owned domestic subsidiary, incorporated in Michigan
61	Skjern Paper Aps, a 100%- owned foreign subsidiary, incorporated in Denmark
62	SMB GmbH, a 100%-owned foreign subsidiary, incorporated in Germany
63	SMP I, LLC, a 100%- owned domestic subsidiary, incorporated in Delaware
64	Sonoco (Shanghai) Co., Ltd, a 99.03%-owned foreign subsidiary, incorporated in China
65	Sonoco (Taicang) Packaging Co., Ltd, a 99.03%-owned foreign subsidiary, incorporated in China
66	Sonoco (Weifang) Packaging Company, Ltd., a 99.03%-owned foreign subsidiary, incorporated in China
67	Sonoco Absorbent Technologies Limited, a 100%-owned foreign subsidiary, incorporated in the United Kingdom
68	Sonoco Absorbent Technologies, LLC, a 100%-owned domestic subsidiary, incorporated in Delaware
69	Sonoco Alcore - Demolli S.r.l., a 100%-owned foreign subsidiary, incorporated in Italy
70	Sonoco Alcore AB, a 100%-owned foreign subsidiary, incorporated in Sweden
71	Sonoco Alcore GmbH, a 100%-owned foreign subsidiary, incorporated in Germany
72	Sonoco Alcore N.V., a 100%-owned foreign subsidiary, incorporated in Belgium
73	Sonoco Alcore Nederland B.V., a 100%-owned foreign subsidiary, incorporated in the Netherlands
74	Sonoco Ambalaj Sanayi Ve Ticaret Limited Sirketi, a 100%-owned foreign subsidiary, incorporated in Turkey
75	Sonoco Asia Holding Pte Ltd, a 99.03%-owned foreign subsidiary, incorporated in Singapore
76	Sonoco Asia Management Company, L.L.C., a 99.03%-owned domestic subsidiary, incorporated in Delaware
77	Sonoco Asia, L.L.C., a 99.03%-owned domestic subsidiary, incorporated in Delaware
78	Sonoco Australia Pty Ltd, a 100%-owned foreign subsidiary, incorporated in Australia
79	Sonoco Board Mills Limited, a 100%-owned foreign subsidiary, incorporated in the United Kingdom
80	Sonoco Bonmati, S.A.U., a 100%-owned foreign subsidiary, incorporated in Spain
81	Sonoco Canada Corporation, a 100%-owned foreign subsidiary, incorporated in Canada
82	Sonoco Capseals Liners Limited, a 100%-owned foreign subsidiary, incorporated in the United Kingdom
83	Sonoco Comercial, S. de R.L. de C.V., a 100%-owned foreign subsidiary, incorporated in Mexico
84	Sonoco Consumer Products Dordrecht B.V. (fka Dorpak B.V.), a 100%-owned foreign subsidiary, incorporated in Netherlands
85	Sonoco Consumer Products Europe GmbH (fka Weidenhammer Packaging Group GmbH), a 100%-owned foreign subsidiary, incorporated in Germany
86	Sonoco Consumer Products Greencan, a 100%-owned foreign subsidiary, incorporated in France
87	Sonoco Consumer Products Hellas S.A. (fka Weidenhammer Hellas S.A.), a 100%-owned foreign subsidiary, incorporated in Greece
88	Sonoco Consumer Products Limited, a 100%-owned foreign subsidiary, incorporated in the United Kingdom
89	Sonoco Consumer Products Mechelen BVBA (fka Weidenhammer Belgium BVBA), a 100%-owned foreign subsidiary, incorporated in Belgium

SONOCO PRODUCTS COMPANY AND CONSOLIDATED SUBSIDIARIES
SUBSIDIARIES OF THE REGISTRANT

90	Sonoco Consumer Products Montanay SAS (fka Neuvibox SAS), a 100%-owned foreign subsidiary, incorporated in France
91	Sonoco Consumer Products Poland Sp. Z.O.O., a 100%-owned foreign subsidiary, incorporated in Poland
92	Sonoco Consumer Products SAS, a 100%-owned foreign subsidiary, incorporated in France
93	Sonoco Consumer Products South Africa (PTY) Ltd., a 100%-owned foreign subsidiary, incorporated in South Africa
94	Sonoco Consumer Products Zwenkau GmbH (fka fka Weidenhammer Plastice Packaging GmbH), a 100%-owned foreign subsidiary, incorporated in Germany
95	Sonoco Cores and Paper Limited, a 100%-owned foreign subsidiary, incorporated in the United Kingdom
96	Sonoco de Colombia Ltda, a 100%-owned foreign subsidiary, incorporated in Colombia
97	Sonoco Deutschland GmbH, a 100%-owned foreign subsidiary, incorporated in Germany
98	Sonoco Deutschland Holdings GmbH, a 100%-owned foreign subsidiary, incorporated in Germany
99	Sonoco Development, Inc., a 100%-owned domestic subsidiary, incorporated in South Carolina
100	Sonoco do Brasil Participacoes Ltda, a 100%-owned foreign subsidiary, incorporated in Brazil
101	Sonoco do Brazil Ltda, a 100%-owned foreign subsidiary, incorporated in Brazil
102	Sonoco Elk Grove, Inc., a 100%-owned domestic subsidiary, incorporated in Illinois
103	Sonoco Flexible Packaging Canada Corporation, a 100%-owned foreign subsidiary, incorporated in Canada
104	Sonoco Flexible Packaging Co., Inc., a 100%-owned domestic subsidiary, incorporated in South Carolina
105	Sonoco Graphics India Private Limited, a 91.02%-owned foreign subsidiary, incorporated in India
106	Sonoco Hickory, Inc., a 100%-owned domestic subsidiary, incorporated in North Carolina
107	Sonoco Holdings UK Limited, a 100%-owned domestic subsidiary, dually incorporated in Delaware and in the United Kingdom
108	Sonoco Holdings, Inc., a 100%-owned domestic subsidiary, incorporated in Delaware
109	Sonoco Hutchinson, LLC, a 100%-owned domestic subsidiary, incorporated in Kansas
110	Sonoco Iberia, S.L.U., a 100%-owned foreign subsidiary, incorporated in Spain
111	Sonoco International Holdings GmbH, a 100%-owned foreign subsidiary, incorporated in Switzerland
112	Sonoco IPD France SAS, a 100%-owned foreign subsidiary, incorporated in France
113	Sonoco (Jiaxing) Packaging Co Ltd, a 99.03% owned foreign subsidiary, incorporated in China
114	Sonoco JV GmbH & Co. KG, a 100%-owned foreign subsidiary, incorporated in Germany
115	Sonoco Kaiping Packaging Co. Ltd., a 99.03%-owned foreign subsidiary, incorporated in China
116	Sonoco Limited, a 100%-owned foreign subsidiary, incorporated in the United Kingdom
117	Sonoco Luxembourg S.a.r.l., a 100%-owned foreign subsidiary, incorporated in Luxembourg
118	Sonoco Metal Packaging Holdings, LLC, a 100%-owned domestic subsidiary, incorporated in Delaware
119	Sonoco Metal Packaging, LLC, a 100%-owned domestic subsidiary, incorporated in Delaware
120	Sonoco Milnrow, a 100%-owned foreign subsidiary, incorporated in the United Kingdom
121	Sonoco Netherlands Holding II BV, a 100%-owned foreign subsidiary, incorporated in the Netherlands
122	Sonoco Netherlands Holding III BV, a 100%-owned foreign subsidiary, incorporated in the Netherlands
123	Sonoco New Zealand Limited, a 100%-owned foreign subsidiary, incorporated in New Zealand
124	Sonoco of Puerto Rico,Inc., a 100%-owned domestic subsidiary, incorporated in South Carolina
125	Sonoco Operadora S. de R.L. de C.V., a 100%-owned foreign subsidiary, incorporated in Mexico
126	Sonoco Packaging Limited, a 100%-owned foreign subsidiary, incorporated in the United Kingdom
127	Sonoco Packaging Tapes Limited, a 100%-owned foreign subsidiary, incorporated in the United Kingdom
128	Sonoco Paper Mill & IPD Hellas SA, a 100%-owned foreign subsidiary, incorporated in Greece
129	Sonoco Paperboard Group, LLC, a 100%-owned domestic subsidiary, incorporated in South Carolina
130	Sonoco Partitions, Inc., a 100%-owned domestic subsidiary, incorporated in South Carolina
131	Sonoco Partitions Holding, Inc., a 100%-owned domestic subsidiary, incorporated in Delaware
132	Sonoco Phoenix, LLC, a 100%-owned domestic subsidiary, incorporated in Ohio
133	Sonoco Pina, S.A.U., a 100%-owned foreign subsidiary, incorporated in Spain
134	Sonoco Plastics B.V., a 100%-owned foreign subsidiary, incorporated in the Netherlands

SONOCO PRODUCTS COMPANY AND CONSOLIDATED SUBSIDIARIES
SUBSIDIARIES OF THE REGISTRANT

135	Sonoco Plastics Canada ULC, a 100%-owned foreign subsidiary, incorporated in Canada
136	Sonoco Plastics Germany GmbH, a 100%-owned foreign subsidiary, incorporated in Germany
137	Sonoco Plastics, Inc., a 100%-owned domestic subsidiary, incorporated in Delaware
138	Sonoco Poland Holdings B.V., a 100%-owned foreign subsidiary, incorporated in the Netherlands
139	Sonoco Polysack A/S, Inc., a 100%-owned domestic subsidiary, incorporated in South Carolina
140	Sonoco Polysack Limited, a 100%-owned domestic subsidiary, dually incorporated in South Carolina and in the United Kingdom
141	Sonoco Products Company UK, a 100%-owned foreign subsidiary, incorporated in the United Kingdom
142	Sonoco Products Malaysia Sdn Bhd, a 99.03%-owned foreign subsidiary, incorporated in Malaysia
143	Sonoco Protective Solutions, Inc., a 100%-owned domestic subsidiary, incorporated in Pennsylvania
144	Sonoco Recycling - International Trade Group, LLC (fka Reparco USA, Inc.), a 100%-owned domestic subsidiary, incorporated in California
145	Sonoco Recycling, LLC, a 100%-owned domestic subsidiary, incorporated in North Carolina
146	Sonoco Reels Limited, a 100%-owned foreign subsidiary, incorporated in the United Kingdom
147	Sonoco Retail Packaging S. de R.L. de C.V., a 100%-owned foreign subsidiary, incorporated in Mexico
148	Sonoco SAS, a 100%-owned foreign subsidiary, incorporated in France
149	Sonoco Saudi Limited Company, a 51%-owned foreign subsidiary, incorporated in Saudi Arabia
150	Sonoco Services, LLC, a 100%-owned domestic subsidiary, incorporated in Delaware
151	Sonoco Singapore Pte. Ltd., a 99.03%-owned foreign subsidiary, incorporated in Singapore
152	Sonoco Taiwan Ltd, a 99.03%-owned foreign subsidiary, incorporated in Taiwan
153	Sonoco TEQ LLC , a 100%-owned domestic subsidiary, incorporated in Delaware
154	Sonoco TEQ Holdings Ltd, a 100%-owned foreign subsidiary, incorporated in United Kingdom
155	Sonoco TEQ Ltd, a 100%-owned foreign subsidiary, incorporated in United Kingdom
156	Sonoco TEQ Sp. Z.o.o, a 100%-owned foreign subsidiary, incorporated in Poland
157	Sonoco Thailand Ltd, a 99.03%-owned foreign subsidiary, incorporated in Thailand
158	Sonoco UK Leasing Limited, a 100%-owned foreign subsidiary, incorporated in the United Kingdom
159	Sonoco Venezolana, C.A., a 90%-owned foreign subsidiary, incorporated in Venezuela
160	Sonoco Venture International Holdings GmbH, a 100%-owned foreign subsidiary, incorporated in Switzerland
161	Sonoco Ventures UK Limited, a 100%-owned foreign subsidiary, incorporated in the United Kingdom
162	Sonoco Wisconsin Rapids, Inc., a 100%-owned domestic subsidiary, incorporated in Delaware
163	Sonoco Wisconsin Rapids Paper Mill, LLC a 100%-owned domestic subsidiary, incorporated in Delaware
164	Sonoco Wisconsin Rapids Core Plant, LLC a 100%-owned domestic subsidiary, incorporated in Delaware
165	Sonoco, S.A. de C.V., a 100%-owned foreign subsidiary, incorporated in Mexico
166	Sonoco-Alcore AS, a 100%-owned foreign subsidiary, incorporated in Norway
167	Sonoco-Alcore Oy, a 100%-owned foreign subsidiary, incorporated in Finland
168	Sonoco-Alcore S.a.r.l., a 100%-owned foreign subsidiary, incorporated in Luxembourg
169	Sonoco-Alcore Sp. Z.O.O., a 100%-owned foreign subsidiary, incorporated in Poland
170	Sonoco-Engraph Puerto Rico, Inc., a 100%-owned domestic subsidiary, incorporated in Delaware
171	SPC Capital Management, Inc., a 100%-owned domestic subsidiary, incorporated in Delaware
172	SPC Global, Inc. (f/k/a Sonoco Luxembourg Holding S.a.r.l.), a 100%-owned domestic subsidiary, incorporated in Delaware
173	SPC Liquidation, LLC, a 100%-owned domestic subsidiary, incorporated in South Carolina
174	SPC Management, LLC, a 100%-owned domestic subsidiary, incorporated in Delaware
175	SPC Mexico Holdings, Inc.,a 100%- owned domestic subsidiary, incorporated in Delaware
176	SPC Resources, Inc., a 100%-owned domestic subsidiary, incorporated in Delaware
177	SR Holdings of the Carolinas, LLC, a 100%-owned domestic subsidiary, incorporated in South Carolina
178	Tegrant Alloyd Brands, Inc., a 100%-owned domestic subsidiary, incorporated in Delaware
179	Tegrant Corporation, a 100%-owned domestic subsidiary, incorporated in Delaware

SONOCO PRODUCTS COMPANY AND CONSOLIDATED SUBSIDIARIES
SUBSIDIARIES OF THE REGISTRANT

180	Tegrant de Mexico, S.A. de C.V., a 100%-owned foreign subsidiary, incorporated in Mexico
181	Tegrant International, Inc., a 100%-owned domestic subsidiary, incorporated in Delaware
182	Tegrant Property Holdings, LLC, a 100%-owned domestic subsidiary, incorporated in Delaware
183	ThermoSafe Brands Asia PTE, LTD., a 100%-owned foreign subsidiary, incorporated in Singapore
184	ThermoSafe Brands Europe Ltd., a 100%-owned foreign subsidiary, incorporated in Ireland
185	TPT Limited, a 100%-owned foreign subsidiary, incorporated in the United Kingdom
186	Trident Graphics NA LLC, a 100%-owned domestic subsidiary, incorporated in North Carolina
187	Tubo-Tec Nordeste Industria, 100% -owned foreign subsidiary, incorporated in Brazil
188	U.S. Paper Mills Corp., a 100%-owned domestic subsidiary, incorporated in Wisconsin
189	Weidenhammer Chile Ltda., a 65%-owned foreign subsidiary, incorporated in Chile
190	Weidenhammer UK Ltd., 100%-owned foreign subsidiary, incorporated in the United Kingdom
191	Wisenberg U.S., Inc., a 100%-owned domestic subsidiary, incorporated in South Carolina